                           STAPLES RETAIL AND DELIVERY
                          (A DIVISION OF STAPLES, INC.)
                             COMBINED BALANCE SHEETS
                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                     April 29,
                                                        2000         January 29,
                                                     (Unaudited)        2000
                                                     -----------     -----------
ASSETS
CURRENT ASSETS:
 Cash and cash equivalents .......................      $       651 $   110,483
 Short-term investments ..........................            1,047       1,071
 Merchandise inventories .........................        1,547,780   1,607,516
 Receivables, net ................................          438,383     360,901
 Inter-business receivable from Staples.com ......          100,208        --
 Deferred income taxes ...........................           40,095      39,730
 Prepaid expenses and other current assets .......           83,257      72,172
                                                        ----------- -----------
     TOTAL CURRENT ASSETS ........................        2,211,421   2,191,873

PROPERTY AND EQUIPMENT:
 Land and buildings ..............................          336,445     328,994
 Leasehold improvements ..........................          463,060     442,119
 Equipment .......................................          563,194     533,771
 Furniture and fixtures ..........................          311,888     286,260
                                                        ----------- -----------
     TOTAL PROPERTY AND EQUIPMENT ................        1,674,587   1,591,144
 Less accumulated depreciation and amortization ..          558,095     508,810
                                                        ----------- -----------
     NET PROPERTY AND EQUIPMENT ..................        1,116,492   1,082,334

OTHER ASSETS:
 Retained interest in Staples.com ................             --        16,254
 Lease acquisition costs, net of amortization ....           67,000      68,832
 Investments .....................................            5,055        --
 Goodwill, net of amortization ...................          389,406     387,595
 Deferred income taxes ...........................             --        34,912
 Other ...........................................           35,383      31,769
                                                        ----------- -----------
     TOTAL OTHER ASSETS ..........................          496,844     539,362
                                                        ----------- -----------
                                                        $ 3,824,757 $ 3,813,569
                                                        =========== ===========
LIABILITIES AND GROUP EQUITY
CURRENT LIABILITIES:

 Accounts payable ................................      $   842,113 $   897,523
 Inter-business payable to Staples.com ...........             --        23,660
 Accrued expenses and other
  current liabilities ............................          510,806     537,696
 Debt maturing within one year ...................           27,498      12,219
                                                        ----------- -----------
     TOTAL CURRENT LIABILITIES ...................        1,380,417   1,471,098

LONG-TERM DEBT ...................................          543,781     500,903
DEFERRED INCOME TAXES ............................           29,223        --
INVESTMENT IN CAPITAL DEFICIENCY
 OF STAPLES.COM ..................................            4,337        --
OTHER LONG-TERM OBLIGATIONS ......................           64,063      61,456

DIVISIONAL NET WORTH:

 Preferred stock, $ .01 par value-authorized
  5,000,000 shares; no shares issued .............             --          --
 Common stock:
  Staples RD Stock, $ .0006 par value 1,500,000,000
   shares authorized; 472,312,364 shares issued and
   outstanding at April 29, 2000 and
   470,752,253 at January 29, 2000 ...............              283         282
 Additional paid-in capital ......................        1,168,258   1,153,784
 Cumulative foreign currency
  translation adjustments ........................           (5,167)     (4,473)
 Unrealized gain on investments ..................              (38)        (44)
 Retained earnings ...............................          996,048     949,039
 Less: treasury stock at cost,
  15,571,243 shares at April 29, 2000
  and 13,668,743 shares at
  January 29, 2000 ...............................         (356,448)   (318,476)
                                                        ----------- -----------
     TOTAL DIVISIONAL NET WORTH ..................        1,802,936   1,780,112
                                                        ----------- -----------
                                                        $ 3,824,757 $ 3,813,569
                                                        =========== ===========

                      STAPLES RETAIL AND DELIVERY
                     (A DIVISION OF STAPLES, INC.)
                     COMBINED STATEMENTS OF INCOME
           (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                              (UNAUDITED)
                                                            13 WEEKS ENDED
                                                     ---------------------------
                                                         April 29,       May 1,
                                                           2000           1999
                                                     -------------  ------------
Sales ............................................   $ 2,480,423    $ 2,060,374
Cost of goods sold and occupancy costs ...........     1,885,532      1,568,291
                                                     -------------  ------------
     GROSS PROFIT ................................       594,891        492,083

OPERATING AND OTHER EXPENSES:
  Operating and selling ..........................       378,456        311,528
  Pre-opening ....................................         7,983          4,508
  General and administrative .....................        91,496         86,486
  Amortization of goodwill .......................         3,572          2,287
  Store closure charge ...........................        (7,250)          --
  Interest and other expense, net ................         6,054          1,401
                                                     -------------  ------------
     TOTAL OPERATING AND OTHER EXPENSES ..........       480,311        406,210
                                                     -------------  ------------

   INCOME BEFORE INCOME TAXES ....................       114,580         85,873
  Income tax expense .............................        46,978         33,490
                                                     -------------  ------------
   NET INCOME BEFORE RETAINED INTEREST
    IN STAPLES.COM ...............................        67,602         52,383

Loss related to retained interest
 in Staples.com ..................................       (20,593)        (2,069)
                                                     -------------  ------------
   NET INCOME ....................................   $    47,009    $    50,314
                                                     =============  ============
BASIC NET INCOME PER COMMON SHARE
  Historical net income per common share .........        $ 0.10
                                                     =============

DILUTED NET INCOME PER COMMON SHARE
  Historical net income per common share .........        $ 0.10
                                                     =============

PRO FORMA NET INCOME PER COMMON SHARE FOR TRACKING STOCK:

  BASIC NET INCOME PER COMMON SHARE
   Pro forma net income per common share .........                       $ 0.11
                                                                   ============

  DILUTED NET INCOME PER COMMON SHARE
   Pro forma net income per common share .........                       $ 0.11
                                                                   ============

                           STAPLES RETAIL AND DELIVERY
                          (A DIVISION OF STAPLES, INC.)
                        COMBINED STATEMENTS OF CASH FLOWS
                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                               (UNAUDITED)
                                                             13 WEEKS ENDED
                                                          ---------------------
                                                           April 29,     May 1,
                                                             2000         1999
                                                           ---------  ---------
OPERATING ACTIVITIES:
Net income ..............................................  $  47,009  $  50,314
Adjustments to reconcile net income to net cash
 (used in)/provided by operating activities:
    Retained interest in loss of Staples.com ............     20,593      2,069
    Depreciation and amortization .......................     48,259     34,385
    Store closure charge ................................     (7,250)
    Expense from 401K and PARS stock contribution .......      3,192      4,625
    Deferred income taxes (benefit)/expense .............     (1,497)    (2,800)
    Change in assets and liabilities, net of
     companies acquired using purchase accounting:
     Decrease in merchandise inventories ................     62,345     47,238
     Increase in receivables ............................    (78,056)  (100,995)
     (Increase)/Decrease in prepaid expenses and
      other assets ......................................    (20,519)    11,027
     Decrease in accounts payable, accrued
      expenses and other current liabilities ............    (76,126)   (42,499)
     Increase in other long-term obligations ............      1,749        526
                                                           ---------  ---------
                                                             (47,310)   (46,424)
                                                           ---------  ---------
NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES .....       (301)     3,890

INVESTING ACTIVITIES:
  Acquisition of property and equipment .................    (77,058)   (60,519)
  Acquisition of businesses,
   net of cash acquired .................................       --     (137,625)
  Proceeds from sales and maturities
   of short-term investments ............................         34     10,572
  Purchase of short-term investments ....................       --      (16,651)
  Purchase of long-term investments .....................     (5,055)      --
  Capital contribution to Staples.com ...................       --         (104)
  Acquisition of lease rights ...........................        335        656
  Other .................................................    (11,374)     2,553
                                                           ---------  ---------
NET CASH USED IN INVESTING ACTIVITIES                        (93,118)  (201,118)

FINANCING ACTIVITIES:
  Proceeds from sale of capital stock ...................      7,049      9,973
  Proceeds from borrowings ..............................    584,278     13,150
  Payments on borrowings ................................   (514,137)   (11,914)
  Purchase of treasury stock ............................    (37,972)   (19,779)
  Repayment of inter-business advance from
   Staples.com ..........................................    (27,940)      --
  Inter-business advance to Staples.com .................    (30,195)    (1,008)
                                                           ---------  ---------
  NET CASH USED IN INVESTING ACTIVITIES
   FINANCING ACTIVITIES .................................    (18,917)    (9,578)
  Effect of exchange rate changes on cash ...............      2,504        483
                                                           ---------  ---------

NET DECREASE IN CASH AND CASH EQUIVALENTS ...............   (109,832)  (206,323)
Cash and cash equivalents at beginning of
  period ................................................    110,483    357,993
                                                           ---------  ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD ..............  $     651  $ 151,670
                                                           =========  =========